SECURITY AGREEMENT

SECURITY AGREEMENT, dated May 29, 2019, by and between BoxScore Brands, Inc, a Delaware corporation ("BOXS"), having its principal executive offices located at 1325 Franklin Avenue, Suite 160, Garden City, New York 11530, and Cobrador Multi Strategy Partners, LP.

1. Definitions of Terms. As used herein, (a) "Obligations" shall mean (i) all indebtedness of BOXS to Cobrador arising on or after the date hereof under the Secured Promissory Note, of even date herewith, made by BOXS in favor of Cobrador (the "Note"), pursuant to the Letter Agreement, of even date herewith (the "Letter Agreement"), between BOXS and Cobrador, and any extensions or substitutions thereof, (ii) all costs incurred by Cobrador to obtain, preserve and enforce the security interest granted hereby, collect all amounts due under the Note and this Security Agreement, and maintain and preserve the Collateral (as such term is defined below), including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and expenses, rent, storage costs and expenses of sale, and (iii) interest on the above amounts as provided in the Note; and (b) "Collateral" shall mean all of BOXS's present and future right, title and interest in BOXS's assets of every kind and description, including, but not limited to, all right, title and interest of BOXS in, to and under the following property, whether now owned or hereafter acquired: (i) all of BOXS's accounts receivable and all proceeds, renewals, substitutions for, and replacements thereof (collectively, the "Accounts Receivable"), (ii) all promissory notes, chattel paper, documents and other instruments, whether now or hereafter existing or acquired, evidencing any obligation to BOXS under the Accounts Receivable, (iii) all interest of BOXS in any goods, including but not limited to returned goods, the sale or lease of which shall have given rise to any of the foregoing, (iv) any and all contract rights of BOXS, and (v) all cash or non-cash products and proceeds of any of the foregoing, including insurance proceeds.

2. Security Interest. As security for the full and timely payment of the Obligations in accordance with the terms thereof and of the respective instruments or agreements now or hereafter evidencing the Obligations or pursuant to which the Obligations arise, BOXS agrees that Cobrador shall have, and BOXS hereby grants to and creates in favor of Cobrador, a security interest in and to all now owned and hereafter acquired Collateral.

3. Fixtures. If the Collateral is or is about to become affixed to realty, BOXS will, at Cobrador's request, furnish Cobrador a writing executed by the owner and/or mortgagee of the realty whereby the owner and/or mortgagee subordinates its rights and priorities to Cobrador's security interest in the Collateral. If the Collateral is or may become subject to a landlord's lien, BOXS will at Cobrador's request, furnish Cobrador with a landlord's waiver satisfactory in form to Cobrador.

4. Insurance. Until this Agreement is terminated, BOXS will have and maintain insurance on the Collateral against all customarily insured risks to which it is exposed, such insurance to be payable to Cobrador and BOXS as their interests may appear, all policies shall provide for ten days' written minimum cancellation notice to Cobrador. Cobrador may act as attorney for BOXS in obtaining, adjusting, settling and canceling such insurance.

5. Default. Upon the occurrence of any Event of Default (as such term is defined in the Note), BOXS agrees upon demand to deliver the Collateral to Cobrador, or Cobrador may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be located, and take possession of the same, together with anything therein; and Cobrador may collect upon and/or make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, Cobrador may purchase the Collateral at such sale. Cobrador, provided he has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs incurred in the said taking and sale and also, all other sums then owing by BOXS to Cobrador, and any surplus of any such sale shall be paid to BOXS or as otherwise directed by court order. In the case of any deficiency, Cobrador may collect such deficiency from BOXS.

6. General Agreements. BOXS agrees (a) to pay the costs of filing financing statements and of conducting searches in connection with this Agreement; (b) to allow Cobrador through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from BOXS's books and records relating to the Collateral; (c) to promptly pay when due all taxes and assessments upon the Collateral or for its use or operation or upon the proceeds thereof or upon this Agreement or upon any instrument or instruments evidencing the Obligations; and (d) that Cobrador is authorized to file appropriate financing statements and any amendments thereto without the signature of BOXS, such authorization being limited to the security interest granted by this Agreement. At its option, Cobrador may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance, preservation and/or insurance of the Collateral, and BOXS agrees to reimburse Cobrador on demand for any payment made or any expense incurred by Cobrador pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expended by Cobrador in connection with this Agreement. Cobrador shall not be deemed to have waived any of his rights hereunder or under any other agreement, instrument or paper signed by BOXS by reason of Cobrador's performance of any of BOXS's obligations as aforesaid, or in any other manner, unless such waiver is in writing and signed by Cobrador. No delay or omission on the part of Cobrador in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of Cobrador, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its choice of law rules. This Agreement may be executed in counterparts.